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Barclays CEO Energy-Power Conference

September 8, 2021



Lorenzo Simonelli, Chairman & CEO

This presentation (and oral statements made regarding the subjects of this release) may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, (each a "forward-looking statement"). The words "anticipate," "believe," "ensure," "expect," "if," "intend," "estimate," "project," "foresee," "forecasts," "predict," "outlook," "aim," "will," "could," "should," "potential," "would," "may," "probable," "likely," and similar expressions, and the negative thereof, are intended to identify forward-looking statements. There are many risks and uncertainties that could cause actual results to differ materially from our forward-looking statements. These forward-looking statements are also affected by the risk factors described in the Company's annual report on Form 10-K for the period ended December 31, 2020 and quarterly reports on Form 10-Q for the periods ended March 31, 2021 and June 30, 2021 and those set forth from time to time in other filings with the Securities and Exchange Commission ("SEC"). The documents are available through the Company's website at: www.investors.bakerhughes.com or through the SEC's Electronic Data Gathering and Analysis Retrieval ("EDGAR") system at: www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement.

The Company presents its financial results in accordance with GAAP; however, management believes that using additional non-GAAP measures will enhance the evaluation of the profitability of the Company and its ongoing operations. See the Appendix of this presentation for a reconciliation of GAAP to non-GAAP financial measures.

Baker Hughes

An evolving energy landscape … oil & gas/LNG

Current oil demand outlook[1]


(MMb/d)
105
100
95
90
85
80
75
70
2019
3Q'20
2Q'21
1Q'22
4Q'22
Woodmac
Energy Aspects
IHS

- Constructive oil price environment
- Outlook improving with capital discipline and OPEC+
- Growing questions over timing of peak oil given growth in EVs

Liquefaction capacity: supply/demand gap[2]


(MTPA)
Supply
900
800
700
600
500
400
300
Liquefaction Capacity*
LNG Demand
*Based on ~85% load factor
Potential FIDs '24+"
FID '21-'24
Existing & under construction
2020
2025
2030
2035
2040

- Opportunity for additional 100 to 150 MTPA of awards over next 2-3 years
- Increased level of long-term contracting activity
- Global liquefaction capacity expected to double by 2040

Sources:
1) Energy Aspects STO, Wood Mackenzie STO, IHS STO.
2) Baker Hughes; IHS Markit; Rystad Energy

Baker Hughes

An evolving energy landscape … new energy



Clean energy investment for IEA net zero by 2050[1]
($T)
5
4
3
2
1
0
>2X over the next decade
2016-20
2030
Low Emission Fuels
Energy Infrastructure
Electricity Generation
End-use



Total Primary Energy Supply[2]
(IHS-Autonomy Scenario)
(MTOE)
18,000
12,000
6,000
0
% of TPES
2020: 3%, 27%, 23%, 30%
2030: 7%, 20%, 24%, 29%
2040: 15%, 14%, 23%, 25%
2050: 21%, 9%, 24%, 20%
'20-'50 CAGR
2%
2%
8%
2%
2%
(3)%
1%
(1)%
Oil
Gas
Coal
Nuclear
Hydro
Renew.
Bio
Other

- Renewables / new energy investment poised to accelerate
- Wind, Solar, CCUS, Hydrogen and Geothermal all see significant growth

- Clear shift in energy consumption away from coal & oil towards renewables & gas
- Natural gas and renewables a logical combination … 45% of TPES by '50

Sources:
1) IEA Net Zero by 2050 – A Roadmap for the Energy Sector.
2) IHS Scenarios 2020 - Autonomy; Other includes traditional biofuels (wood, waste, etc.) Bio includes modern biofuels; Renewables includes wind, solar, geothermal, tidal, etc.

Baker Hughes

Baker Hughes' evolution continues

Two years ago

2018 | **Future state**



10%
5%
25%
60%
Leveraged to production
Upstream
Midstream
Downstream
Industrial and chemicals

Capturing the energy transition ... greater exposure to midstream, chemicals, and industrial markets

One year ago

Transform the core

Transforming businesses to improve margins and cash

~$700M+ in cost out

Invest for growth

Driving organic and inorganic growth in high-potential segments

ARMS RELIABILITY

Position for new frontiers

Strategic bets to drive decarbonization of energy and industry

COMPACT CARBON CAPTURE

AIR PRODUCTS

Generated ~$2.6B of FCF and returned ~$1.7B to shareholders over last 2 years

Free Cash Flow is a non-GAAP measure – see appendix and latest financial disclosures for non-GAAP to GAAP reconciliations

Baker Hughes

Sharpening focus to two primary areas

We are reshaping our company around two core business areas

Oilfield Services and Equipment

PERFORMANCE & VALUE FOCUSED OFSE BUSINESSES

- Oilfield Services
- Oilfield Equipment

SHARED STRENGTHS

- Core customer base
- Global scale & reach
- Mission critical technology
- Shared R&D resources
- Digitalization expertise / BHC3.ai

Industrial Energy Technology

GROWTH ORIENTED ENERGY AND INDUSTRIAL COMPANY

- Industrial energy technology
- Industrial asset management
- New energy solutions

Transforming the core, investing for growth & positioning for new frontiers

Diverging growth trajectories … focus enhances future optionality

Baker Hughes

OFSE … over a century of continuous innovation


HUGHES TOOL CO.
Early 1900s
Heritage


20th century
Tech leadership


2020 and beyond
Future innovation

Founded on entrepreneurial spirit and technological innovation:

- Reuban Carl Baker patented innovative casing shoe in 1907 and founded Baker Oil Tools
- Howard Hughes, Sr. revolutionized rotary drilling with first roller cone drill bit
- Vetco Gray dates back to 1906, providing drilling equipment and downhole tools

Over 20th Century, leading the industry in oilfield technology:

- Evaluation solutions to understand the reservoir
- Drilling equipment including bits and rotary
- Production enhancement and artificial lift
- Subsea trees and flexibles technology

Accelerating and transforming for the future of energy and industry:

- Digital oilfield – automation, remote operations
- CCUS – storage and reservoir expertise
- Geothermal energy
- Integrated technology and services
- Oilfield & industrial chemicals

Baker Hughes

OFSE … poised to deliver on growing demand

Favorable market conditions	• Multiyear upcycle to bolster growth • Improved competitive landscape
Leading technology	• Technology player with record of operational excellence • R&D and scale for lower carbon intensity and emissions solutions
Global scale and localized presence	• Strong international presence … Middle East largest revenue region • Longstanding customer relationships and in-country localization
Digital value creation	• Remote operations and automation • Asset performance management and asset health
Returns-focused portfolio	• Clear strategic mandate … intense focus on improving margins & returns • High grading portfolio and rationalizing cost base through portfolio actions

2020 revenue splits

	~30%	~25%	~45%	~77%
	Drilling*	Completions	Production	International

*Drilling excludes previously announced JV between Baker Hughes Subsea Drilling Systems and Akastor ASA

Baker Hughes

Industrial Energy Technology … leading businesses and a compelling portfolio

An energy technology company solving complex challenges for industries and enabling the path to net-zero.

Well positioned to address key macro market themes:

- Decarbonization
- Digitalization
- New energy mix and systems
- Electrification
- Asset optimization

Industrial Energy Technology

Energy & Industrial Technology	New Energy Solutions	Industrial Asset Management
Critical technology for industrial power and process solutions	**Energy transition and new energy solutions leveraging our OEM core**	**Asset performance and health from critical asset to balance of plant**
• World class LNG solutions • Industrial and distributed power • Flow and process technology • Waste heat recovery solutions • Services & aftermarket leadership • Upgrades	• CCUS • Hydrogen • Energy Storage	• Asset management services • Asset inspection services & solutions • Predictive maintenance • Energy and emission optimization

Baker Hughes

Industrial … growth driven by energy transition

- Compelling growth profile a key differentiator
- Multiple areas could drive extended growth cycles over next 5-10 years and beyond

LNG orders and TPS services

- 100-150 MTPA of LNG awards over next 2-3 years
- ~30% growth expected in TPS installed base by 2025
- $14.1B in TPS Services RPO*

New energy expansion

- CCUS begins to emerge
  - $35-40B CCUS market by 2030
- Net-zero LNG enabled by CCUS

Fuel switching and infrastructure

- Hydrogen production increases
  - $25-30B hydrogen market by 2030
- New energy ecosystems

Decentralized energy grows

- Distributed clean power
- Integrated power solutions
- Continued and new growth for pumps and valves portfolio

2030+

- Well-positioned to address key themes and emerging trends
- Technology roadmap mirrors energy evolution and transition
- Draws on core capabilities

*Remaining Performance Obligations (RPO) as of 2Q'21

Baker Hughes

Working to decarbonize the industrial sector

Industry … largest consumer of energy


Industry end use demand by sub-sector
End use demand by sector
Comm/ Other 13%
Transport 24%
Residential 27%
Industry 36%
Other industry 32%
Petchem feedstocks 30%
Steel 12%
Aluminum 4%
Cement 9%
Petchem 13%

Industry: largest consumer of energy (power + feedstock) and ultimately one of largest emitters of CO_2.

Baker Hughes enables

New energy solutions

- For hard-to-abate sectors like steel, cement, and chemicals, full electrification is not possible
- CCUS and hydrogen play major role

CCUS
Hydrogen
Geothermal
Emissions Management

Asset optimization

- Efficiency critical across all industries
- Biggest impact on lower energy consumption and reduced emissions footprints

Asset Performance Management

Intelligent Operations

Electrification

- Decarbonization through electrification powered by renewable sources (including Green H_2)
- Possible for most light industries

Clean Integrated Power Systems

Industrial Power Solutions

Helping the industrial sector reduce carbon footprint through decarbonization, asset optimization, and electrification

Source: IHS Autonomy Scenario - End Use demand by sector in 2040

Baker Hughes

Collaborating across energy transition

Bloomenergy



Collaborating on integrated, low carbon power-generation and hydrogen solutions:

- Integrated power solutions
- Integrated hydrogen solutions
- Mutual technical collaborations

AIR PRODUCTS



Global collaboration agreement to develop next generation hydrogen compression

- Providing advanced HPRC compression technology for the NEOM carbon-free hydrogen project in Saudi Arabia
- Providing NovaLT 16 gas turbines running on 100% hydrogen for Air Products' net-zero hydrogen energy complex in Edmonton, Alberta, Canada

BORG CO_2 AS



- MOU to collaborate on decarbonization of industrial sites in Viken region of Norway
- Opportunity test and scale wide-ranging CCUS portfolio, including our chilled ammonia process and compact carbon capture solution

Baker Hughes

Continued emphasis on free cash flow

Delivering on FCF potential



$1.2B
$1.2B
$0.5B
$0.9B
2018
2019
2020
1H'21

Strong cash flow ... disciplined capital allocation ... focused on returns

Taking action to drive financial returns

- Announced $2B share purchase authorization in July 2021
- Commitment to dividend
- Returning cash to shareholders and investing in growth opportunities
- Focused on maintaining investment grade rating

Free Cash Flow is a non-GAAP measure – see appendix and latest financial disclosures for non-GAAP to GAAP reconciliations

Baker Hughes

At Baker Hughes we are committed to sustainability

Led by our purpose of making energy cleaner, safer, and more efficient for people and the planet

Driving carbon footprint reduction

15%

Reduction in Baker Hughes carbon emissions from 2019 baseline

- Investing in low carbon energy technologies enabling customer's emissions reduction
- Committed to achieving net zero operational emissions by 2050 and launched a Net-zero Roadmap on the key decarbonization levers.
- Expanded Scope 3 emissions reporting

Health, safety & wellness

Providing a safe and healthy workplace for all

- Deploying remote operations, services, and testing to help our customers adapt to the changing workplace
- Donating 50,000 3D printed protective and medical parts to meet shortfalls at hospitals

Committed to diversity, equity and inclusion

Enacting new programs to promote inclusion and diversity

- Activated leadership accelerator and training programs
- 5,789 members of eight global employee resource groups to promote networking and mentorship

Ethics, compliance, and transparency

Improving external reporting & internal processes

- Launched an updated Code of Conduct and supplier responsibility guidelines
- Expanded sustainability reporting to GRI Core Standards, TCFD, and SASB frameworks.

Baker Hughes

Conclusion

- Evolving our thinking into two major areas of focus, OFSE & Industrial Energy Technology, to provide long-term optionality
- OFSE poised to deliver on growing demand … returns-focused portfolio
- Industrial Energy Technology … compelling growth profile
- Capital allocation and strategic moves to accelerate evolution as an energy technology leader
- Returning cash to shareholders via dividends and buybacks … 50+% FCF conversion


Baker Hughes
Baker Hughes

Appendix

GAAP to Non-GAAP Reconciliations

($ in millions)

Reconciliation of Cash Flow From Operating Activities to Free Cash Flow

Non-GAAP reconciliation

	TY2018	1Q2019	2Q2019	3Q2019	4Q2019	TY2019	1Q2020	2Q2020	3Q2020	4Q2020	TY2020	1Q2021	2Q2021
Cash flow from operating activities (GAAP)	1,762	(184)	593	360	1,357	2,126	478	230	219	378	1,304	678	506
Add: cash used in capital expenditures, net of proceeds from disposal of assets	(537)	(235)	(238)	(199)	(304)	(976)	(325)	(167)	(167)	(127)	(787)	(180)	(121)
Free cash flow (Non-GAAP)	**1,225**	**(419)**	**355**	**161**	**1,053**	**1,150**	**152**	**63**	**52**	**250**	**518**	**498**	**385**

Note: certain columns and rows may not add up due to the use of rounded numbers

Baker Hughes

Baker Hughes